EX 99-23(p)(69)

                                 CODE OF ETHICS

                 PRUDENTIAL ASSET MANAGEMENT (SINGAPORE) LIMITED

INTRODUCTION - ESTABLISHMENT & PURPOSE OF THE CODE OF ETHICS

(I) PAMS AS AN INVESTMENT ADVISER REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION

Prudential Asset Management (Singapore) Limited ("PAMS" or the "Adviser"), an investment adviser registered with the U.S. Securities and Exchange Commission ("SEC") has adopted this Code of Ethics ("Code") in accordance with the provisions of Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and Rule 17j-1 under the Investment Company Act of 1940, as amended (the "1940 Act").

The Adviser is the sub-adviser to certain funds (the "Fund" or "Funds") managed by Jackson National Asset Management, LLC ("JNAM"). The list of Funds, as may be amended from time to time, is maintained in the "Sub-Advisory Agreement" with JNAM. Pursuant to the "Sub-Advisory Agreement", PAMS makes the investment decisions for the Funds, including determinations as to the purchase and sale of securities for the Funds and the disposition of the assets for the Funds. Jackson, pursuant to exemptive relief granted by the SEC, is a "Manager of Managers," and monitors and reviews the performance of PAMS and the Funds. JNAM does not make individual investment decisions on behalf of the Funds. JNAM does not have a portfolio management department and does not operate a trading desk.

PAMS holds its employees to a high standard of integrity and business practices. In serving its clients, PAMS strives to avoid conflicts of interest or the appearance of conflicts of interest in connection with transactions in securities its employees and for the Fund or any of its other portfolios.

While affirming its confidence in the integrity and good faith of all of its employees, managers, officers, and directors, PAMS recognizes that the knowledge of, and/or access to, current or future Fund portfolio transactions, holdings or valuations could, in certain instances, place such individuals, if they engage in personal transactions in "Securities" (as defined herein), in a position where their personal interests actually conflict or may conflict with the interests of the Fund.

In view of the foregoing, and of the provisions of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the 1940 Act, PAMS has determined to adopt this Code applicable to the Adviser and certain of its personnel to specify and prohibit certain types of transactions deemed to create conflicts of interest (or at least the potential for or the appearance of such a conflict) and to establish internal reporting requirements and enforcement procedures. If any officer, director, manager, or employee of any of PAMS is unsure, or has questions or concerns, about engaging in a particular course of action or certain conduct or activities that are, or may be, covered by this Code, such person should consult the Chief Compliance Officer (or his/her designee) prior to engaging in such course of action, conduct or activities.

(II) PAMS AS A CAPITAL MARKETS SERVICES LICENCE HOLDER REGISTERED WITH THE MONETARY AUTHORITY OF SINGAPORE

PAMS is regulated by the Monetary Authority of Singapore and holds a Capital Markets Services Licence to conduct regulated activities in (i) Fund Management; and (ii) Dealing in Securities under the Securities and Futures Act ("SFA"). In addition, PAMS is an exempt financial adviser under the Financial Advisers Act ("FAA").

As a fund management company in a relationship of trust with its clients, PAMS and its employees owe a duty of care to its clients. PAMS is to act bona fide in the interests of the client. There is an obligation to act with due skill, care and diligence in the exercise of PAMS' functions, powers, duties, privileges and discretions, and in any dealings with its clients.

To fulfill PAMS' fiduciary duties and obligations under the SFA and FAA, PAMS has similarly adopted this Code including guidelines on Personal Investment Transaction. The Code is therefore also applicable for purpose of protecting the interests of all other clients whose assets are managed by PAMS and the unit holders of Prudential funds/PAMS funds ("Other Clients").

SECTION 1 - DEFINITIONS

(a)  "Supervised Persons" include:

     (i) Directors, officers, and managers of the Adviser or other persons occupying a similar status or performing similar functions;

     (ii) Employees of the Adviser; and

    (iii) Any other person who provides advice on behalf of the Adviser and is subject to the Adviser's supervision and "Control" (as Control is defined hereinafter).

(b)  "Access Persons" include:

     (i)  Any director, officer or manager of the Adviser and/or

     (ii) Any Supervised Person of the Adviser who: (A) has access to nonpublic information regarding the Fund's purchase or sale of securities, or nonpublic information regarding the portfolio holdings of the Fund; or
          (B) is involved in making securities recommendations to the Fund, or has access to such recommendations that are nonpublic.

     NOTE: A PERSON DOES NOT BECOME AN ACCESS PERSON SIMPLY BY VIRTUE OF CUSTOMARILY ASSISTING IN THE PREPARATION OF PUBLIC REPORTS, OR RECEIVING PUBLIC REPORTS, BUT NOT RECEIVING INFORMATION ABOUT CURRENT OR PROSPECTIVE FUND/PORTFOLIO RECOMMENDATIONS, TRADING, TRANSACTIONS, OR HOLDINGS. THE CHIEF COMPLIANCE OFFICER (OR HIS/HER DESIGNEE) SHALL DETERMINE THOSE PERSONS WHO ARE ACCESS PERSONS OF THE ADVISER AND THE REQUISITE REPORTING REQUIREMENTS.

     NOTE: FOR FURTHER INFORMATION RELATED TO SUPERVISED PERSONS AND ACCESS PERSON, PLEASE SEE APPENDIX IX ATTACHED HERETO.

(c) A "Security held or to be acquired" by the Fund means any Security which, within the most recent fifteen (15) days: (i) is or has been held by the Fund; or (ii) is being or has been considered by the Fund for purchase.

(d) "Beneficial Ownership" shall be interpreted in the same manner as it would be in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934, as amended, and includes accounts of a spouse, minor children, and any other relatives (parents, adult children, brothers, sisters, etc.) who reside in an Access Person's home. Beneficial Ownership shall also include those persons whose investments the Access Person directs or Controls, whether the person lives with the Access Person or not, as well as, accounts of another person (individual, partner, corporation, trust, custodian, or other entity) if by reason of any contract, understanding, relationship, agreement or other arrangement the Access Person obtains or may obtain therefrom a direct or indirect pecuniary interest. A person does not derive a direct or indirect pecuniary interest by virtue of serving as a trustee or executor unless he/she or a member of his/her immediate family has a vested interest in the income or corpus of the trust or estate.

     NOTE: AN ACCESS PERSON WILL BE DEEMED TO HAVE BENEFICIAL OWNERSHIP OF AN ACCOUNT(S), BASED ON THE FOREGOING DEFINITION, AND SUCH ACCOUNT(S) WILL BE SUBJECT TO THE REPORTING REQUIREMENTS SET FORTH HEREIN, AND MAY BE SUBJECT TO THE PRE-CLEARANCE REQUIREMENTS SET FORTH HEREIN.

(e)  "Chief  Compliance  Officer"  means the  Chief  Compliance  Officer  of the
     Adviser.

(f) "Compliance Manual" means the compliance policies and procedures, and other materials, for the Adviser (accessible via the public folder in Lotus Notes).

(g) "Control" means the power to exercise a controlling influence over the management or policies of the Fund, unless such power is solely the result of an official position with the Fund.

(h) "Purchase or sale of a Security" includes, inter alia, the writing of an option to purchase or sell a Security.

(i) "Security" shall have the meaning set forth in Section 2(a)(36) of the 1940 Act or Section 202(a)(18) of the Advisers Act.

(j) A Security is "being considered for purchase or sale" when a recommendation to purchase or sell a security has been made and communicated and, with respect to the person making the recommendation, when such person seriously considers making such a recommendation.

(k) "Personal Investment Transaction" means a transaction by an Access Person for the direct or indirect purchase or sale of a Security in which such Access Person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership.

(l) A "Limited Offering" or "Private Placement" means an offering that is exempt from registration pursuant to Section 4(2) or Section 4(6) or pursuant to Rules 504, 505 or 506 under Regulation D of the Securities Act of 1933, as amended.

(m) "Automatic Investment Plan" means a program in which regular periodic purchases (or withdrawals) are made automatically in (or from) investment accounts in accordance with a predetermined schedule and allocation. An Automatic Investment Plan includes a dividend reinvestment plan.

(n) "Reportable Fund" means Prudential/PAMS funds and Jackson mutual funds, which are managed or advised by the Adviser.


SECTION 2--STATEMENT OF GENERAL FIDUCIARY PRINCIPLES AND GENERAL PROHIBITIONS

(a) FIDUCIARY DUTY TO SHAREHOLDERS. In recognition of the trust and confidence placed in PAMS by the Fund and its Shareholders,(1) and to give effect to the Adviser's belief that its operations should be directed to the benefit of the Fund's Shareholders (consistent with the Compliance Manual), PAMS establishes the following general principles to guide the actions of their managers, directors, officers and employees:

     (i) The interests of the Fund and its Shareholders are paramount, and all of the Adviser's personnel must conduct themselves and their operations to give effect to this tenet by placing the interests of the Fund's Shareholders before their own corporate or individual interests.

     (ii) All personal transactions in securities by the Adviser's personnel must be accomplished so as to avoid even a potential conflict of interest on the part of such personnel with the interests of the Fund and its Shareholders.

    (iii) All of the Adviser's personnel must avoid actions or activities that allow (or appear to allow) a person to profit or benefit from his or her position with respect to the Fund, or that otherwise bring into question such person's independence and/or judgment.

     (iv) Information concerning the identity of security, fund, or portfolio holdings and related investment and financial information of the Fund or any of its portfolios is highly confidential, and all of the Adviser's personnel must treat such information accordingly and not disclose such information to any third party external to the Adviser except pursuant to a duly authorized and appropriately protective written agreement.

     (v) All of the Adviser's personnel are prohibited from taking personal advantage of their knowledge of recent or impending securities activities of the Fund or PAMS.

     (vi) All of the Adviser's personnel must carry out their responsibilities with respect to the Fund in compliance with the applicable U.S. Federal Securities Laws(2)

(b) Any non-compliance with or violation of the general fiduciary principles and/or general prohibitions (set forth herein) may result in the imposition of sanctions upon such Supervised Person pursuant to SECTION 11 herein. In addition to the specific prohibitions contained in this Code, each Supervised Person and Access Person is subject to a general requirement not to engage in any act or practice that would defraud the Fund and/or its Shareholders.

     NOTE: THIS CODE DOES NOT ATTEMPT TO IDENTIFY ALL POSSIBLE CONFLICTS OF INTERESTS AND LITERAL COMPLIANCE WITH EACH OF THE SPECIFIC PROCEDURES WILL NOT SHIELD A SUPERVISED PERSON OR AN ACCESS PERSON FROM LIABILITY FOR PERSONAL TRADING OR OTHER CONDUCT THAT VIOLATES THE FIDUCIARY DUTY OWED TO THE FUND AND ITS SHAREHOLDERS.

     THE ABOVE GENERAL FIDUCIARY PRINCIPLES AND GENERAL PROHIBITIONS HAS ALSO BEEN ESTABLISHED TO PROTECT THE INTERESTS OF ALL OTHER CLIENTS WHOSE ASSETS ARE MANAGED BY PAMS AND THE UNIT HOLDERS OF PRUDENTIAL FUNDS/PAMS FUNDS ("OTHER CLIENTS").

SECTION 3--PROHIBITIONS & LIMITATIONS ON PERSONAL SECURITIES TRANSACTIONS

(a) MAINTAIN CONFIDENTIALITY. It is a policy of PAMS that information with respect to prospective or current portfolio transactions of the Fund and Other Clients shall be kept confidential. No Access Person shall take personal advantage of any information concerning prospective or actual portfolio transactions in any manner that might prove detrimental to the interests of the Fund and Other Clients.

(b) NO PERSONAL INVESTMENT TRANSACTIONS BASED ON AN ACCESS PERSON'S POSITION WITH THE ADVISER AND THE FUND. No Access Person shall use such person's position to gain personal benefit through work relationships. No such Access Person shall attempt to cause the Fund and Other Clients to purchase, sell or hold a particular security when that action may reasonably be expected to create a personal benefit to the Access Person. No Access Person shall use such person's position to gain personal knowledge of the Fund's and Other Clients' intra-day portfolio holdings; intra-day Securities transactions; and/or proposed Securities transactions to facilitate a Personal Investment Transaction.

(c) NO PERSONAL INVESTMENT TRANSACTIONS BASED ON INSIDE KNOWLEDGE. No Access Person shall engage in a Personal Investment Transaction with respect to any Security which TO HIS OR HER ACTUAL KNOWLEDGE AT THE TIME OF SUCH
     TRANSACTION:

     (i) Is being considered for purchase or sale by the Fund and Other Clients; or

     (ii) Is the subject of a pending buy or sell order by the Fund and Other Clients.

(d) NO FRAUD OR MANIPULATIVE PRACTICES. No Access Person shall, in connection with the purchase or sale, directly or indirectly, by such person of a Security held or to be acquired by the Fund and Other Client:

     (i) Employ any device, scheme or artifice to defraud the Fund and Other Client;

     (ii) Make to the Fund and Other Client any untrue statement of a material fact or omit to state to the Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

    (iii) Engage in act, practice, or course of business which operates or would operate as a fraud or deceit upon the Fund and Other Client; and/or

     (iv) Engage in any manipulative practice with respect to the Fund and Other Client.

(e) NO SHORT-TERM TRADING. No Access Person shall engage in short-term trading which is the purchase and sale (or sale and purchase) of the same (or equivalent) Securities within a thirty (30) calendar days period, unless such trading: (i) is for money market funds including the Cash Fund or (ii) is approved by the Chief Compliance Officer (or his/her designee) pursuant to a written exception prior to the second portion of such short-term trade being initiated (such as in extreme circumstances like financial duress). Unless a written exception is obtained from the Chief Compliance Officer (or his/her designee), any profits realized on such short-term trading may be disgorged. See SECTION 13 - CONSEQUENCES OF Non-Compliance for details.

(f) NO INSIDER TRADING. In accordance with the Adviser's Insider Trading Policies and Procedures, no Access Person shall directly or indirectly, purchase or sell securities or investments while in possession of "material non-public information" (sometimes referred to as "inside information"). Nor shall such Access Person disclose such information to any third party or furnish investment advice or information to any person or entity where such advice or information is based upon or influenced by, or furnished while in possession of, such material non-public or inside information. Any Access Person who has any questions concerning whether particular information received or obtained is "material, non-public" should refer to the Adviser's Insider Trading Policies and Procedures, and consult the Chief Compliance Officer (or his/her designee).

(g) NO SHORT-SELLING. No Access Person shall engage in any Personal Investment Transaction involving the "short-selling" of any Security.

(h) LIMITS ON TRANSACTIONS IN PRUDENTIAL PLC SECURITIES. No Access Person shall engage in any Personal Investment Transaction involving Prudential plc Securities unless such transaction(s) is pre-cleared (SEE the Pre-Clearance requirements set forth herein except for transaction under the Employee Shares Option Scheme where pre-clearance will be done by the Group Head Office). Prudential plc Securities currently trade as American Depository Receipts on the New York Stock Exchange (NYSE Ticker Symbol: PUK).

(i) LIMITS ON PRIVATE PLACEMENTS AND LIMITED OFFERINGS. No Access Person may directly or indirectly acquire beneficial ownership in any Securities in a Limited Offering or Private Placement without prior written approval from the Chief Compliance Officer (or his/her designee). In addition, No Access Person shall participate in any consideration of whether the Fund and Other Clients should invest in securities of an issuer in which such Access Person has invested through a Limited Offering or Private Placement without disclosing such investment of the Access Person to the other participants and the Chief Compliance Officer (or his/her designee). Under such circumstances, the decision by the Fund and Other Clients to purchase securities of the issuer shall be subject to the independent review by appropriate personnel of the Adviser, and appropriate sub-adviser, having no personal interest in the matter.

(j) ANTI-BRIBERY, GIFTS AND HOSPITALITY. PAMS seeks to avoid any conflict of interest through the receipt of gift items from, or entertainment by, various relationships the firm has in the conduct of its business. The Anti-Bribery, Gifts And Hospitality guidelines set out standards of good practice and aims to maintain confidence in the security and integrity of our Company and a fair and transparent relationship with banks, brokers, customers, suppliers, service-providers and any other organization with which we transact business. PLEASE REFER TO CHAPTER 6 - ANTI-BRIBERY, GIFTS AND HOSPITALITY GUIDELINES FOR DETAILS.

(k) LIMITS ON SERVING AS A DIRECTOR. No Access Person shall serve on the board of directors of any PUBLICLY TRADED COMPANY, unless prior authorization therefore by the Fund's Board has been given, after a determination by such Board that such service is consistent with the interests of the Fund and its shareholders. Where such approval is given, such Supervised Person is prohibited, during the period of such service, and for a six (6) month period thereafter from: (i) engaging in any communication regarding such company with any other Supervised Person; and (ii) causing the Fund with respect to which he/she has any daily or periodic responsibilities to purchase any security issued by such company.

(l) LIMITS ON INITIAL PUBLIC OFFERINGS. The following guidelines apply for Initial Public Offerings (IPOs) :

     (i) Access Person does not need permission to apply for securities in new issues made through retail portion of a public offering including investment in Prudential/PAMS' funds during the launch period. In
          Singapore, IPOs are offered in two tranches to retail and institutional investors. Retail investors in Singapore are allocated IPO shares by ballot and are not notified of the allocation before it occurs. To clarify, because clients are not disadvantaged by this system, pre-clearance is not required.

     (ii) Access Person must not use financing from brokers in order to subscribe for IPOs.

    (iii) Once the allocation is known for IPOs, the Access Person must advise the Chief Compliance Officer (or his/her designee) of the details of the allocation received by supplying the allocation confirmation received from the Issuer within 14 calendar days of the receipt of the confirmation and completing the QUARTERLY TRANSACTIONS REPORT (APPENDIX IV).

     (iv) Permission must be sought for the subsequent sale of any shares obtained through IPOs.

     (v) Please refer to Section 3(i) for limitations on private placements and limited offerings.


SECTION 4A - PRE-CLEARANCE REQUIREMENTS (NOT APPLICABLE TO INVESTMENT IN PRUDENTIAL/PAMS FUNDS; SEE SECTION 4B ON PRE-CLEARANCE PROCEDURE FOR INVESTMENT IN PRUDENTIAL/PAMS FUNDS)

If an Access Person wishes to buy or sell any of the types of investments listed in Section 5

o    He /she must seek approval from the Authorising Officers (see APPENDIX II)

o Fill in the "Application to Deal in a Security" (see APPENDIX I) for approval. E-mail request is also acceptable.

o The completed form can be faxed to the Authorising Officers or given in person. Emails with necessary details are also acceptable. The applicant must furnish all the required details of the intended deal, which would enable the Authorising Officer to make a decision in the matter.

o Access Person may pre-clear only in cases where they have a present intention to transact in the security for which pre-clearance is sought. It is not appropriate to obtain a general or open-ended pre-clearance to cover the eventuality that he /she may buy or sell a security at some point on a particular day depending on the market developments. In line with this, an Access Person may not request pre clearance to buy and sell the same security.

o Pre clearance of a trade shall be valid and in effect only for the business day for which the clearance is given. Accordingly, permission, where given, will lapse at close of business on the same day.

o The Access Person must deal before the time limit specified and forward a copy of the contract note to the Chief Compliance Officer (or his/her designee) within 14 calendar days of the transaction.

SECTION 4B - PRE-CLEARANCE PROCEDURES FOR PRUDENTIAL/PAMS FUNDS

o CHIEF COMPLIANCE OFFICER (OR HIS/HER DESIGNEE) will pre-clear the request from Access Person to transact in Prudential/PAMS funds.

o FUND MANAGER to only pre-clear if the transaction amount is equal to or more than SGD100K.

o EXCEPTION: Staff transaction in Cash Fund (a money market fund which invest primarily in Singapore-dollar deposits) and any other Prudential/PAMS money market funds do not require pre-clearance ie. only quarterly post-transaction notification by staff is required (see APPENDIX IV).

o No pre-clearance is required for investment in Prudential/PAMS funds during launch period. ie. only quarterly post-transaction notification by staff is required (see APPENDIX IV).


SECTION 5 - INVESTMENTS TO WHICH THE PRE CLEARANCE PROCEDURES APPLY

(a) All classes of shares (e.g. ordinary, preference, non-voting, ADRs, GDRs, dual listed shares)

(b) Fixed Income securities and Debentures (including convertible notes and all variants) - all Asian and G10 currency bonds)

(c)  Public securities (i.e. securities of any local or public authority)

(d)  Warrants to subscribe for (a), (b) or (c) above

(e)  Options (over the counter and exchange traded)

(f)  Any type of futures transaction on any investment security

(g)  Any unquoted or unlisted securities

(h)  ALL securities in a limited offering or private placement


SECTION 6 - RESPONSIBILITIES OF THE AUTHORISING OFFICER

(a) The Authorising Officer must be aware of all Securities for which permission to deal MAY /MAY NOT be given. For this purpose, the Authorising Officer must establish that the security for which the Approval is being sought is not being bought /sold by the funds managed by PAMHK or PAMS

(b)  Cooling-Off Period:

     o Approval /permission will be denied if the same security is being dealt with for the respective funds or client's account on the SAME DAY. o Approval /permission will be denied if there is a likelihood of dealing in the same security for the respective funds or client's account on THE FOLLOWING MARKET TRADING DAY.

     o Approval /permission will be denied if there has been transaction in the same security for the respective funds or client's account in the PREVIOUS MARKET TRADING DAY.

          For example, if a staff seeks pre-clearance for PURCHASE of SIA shares on Tuesday, his request will be rejected if ANY ONE of the followings occurs:

          (i) There is dealing for fund or client's accounts on Tuesday (i.e. on the same day); or

          (ii) There is likelihood of dealing for fund or client's accounts on Wednesday (i.e. the next market trading day); or

          (iii) There is SALE transaction for fund or client's account on Monday (i.e. the previous market trading day)

     o If permission is denied it is up to the individual to re-apply on another day. It is NOT the responsibility of the Authorising Officer to monitor and advise the individual when he /she may deal.

     o The Authorising Officer is required to sign and date the Application to Deal forms (APPENDIX I) and indicate whether permission to deal is granted or not.

     o The Chief Compliance Officer (or his/her designee) must ensure that records relating to permissions granted and confirmations of deals are maintained.

(c) Under exceptional circumstances, the application for pre-clearance may be referred by the Authorising Officers to PCA Compliance.

SECTION 7 - AUTHORISING OFFICERS

Refer to APPENDIX II for a list of Authorising Officers and the Alternates comprising the Heads of Investments, Central Dealer /Fixed Income Dealer and Chief Compliance Officer (or his/her designee).

SECTION 8 - EXEMPTIONS

(A)  DEALING IN NON ASIA PACIFIC INVESTMENTS

     Access Person do not need prior approval for dealing in non Asia Pacific investment (see exceptions as set forth below) but the Access Person must complete the QUARTERLY TRANSACTIONS REPORT (APPENDIX IV) and forward a copy of the contract note to the Chief Compliance Officer (or his/her designee) within 14 calendar days of the transaction for record.

     Please note that Access Person need to disclose their holdings in such non Asia Pacific Investments in their ANNUAL HOLDING REPORT (APPENDIX V). Please see SECTION 10 ON REPORTING REQUIREMENTS OF ACCESS PERSONS.

     EXCEPTION TO THE ABOVE EXEMPTION:
     Please note that PRIOR APPROVAL is still required for dealing in G10 currency securities except for related government securities.

     Investments in ADRs, GDRs, and other derivative instruments linked to Asia Pacific securities and/or having exposure to underlying Asia Pacific securities will also require PRIOR APPROVAL.

     All securities investment (including those in non Asia Pacific) in a limited offering or private placement requires PRIOR APPROVAL.


(B)  DEALING IN THIRD PARTY INVESTMENT FUNDS (OTHER THAN PRUDENTIAL/PAMS' FUNDS)

     Access Persons do not need prior approval for dealing in OPEN-END investment companies or investment trust (i.e unit trusts) that are unaffiliated with the Funds or PAMS. Such investments are also not subject to reporting requirement.

     Please note that Access Person also need to disclose their holdings in Prudential funds/PAMS funds in their QUARTERLY TRANSACTION REPORT (APPENDIX
     IV) AND ANNUAL HOLDING REPORT (APPENDIX V).

     Transactions in the Jackson Funds are Reportable Fund transactions and must be reported in the QUARTERLY TRANSACTION REPORT (APPENDIX IV) AND ANNUAL HOLDING REPORT (APPENDIX V).

     Transactions in exchange traded funds and closed-end funds do not require pre-clearance but are subject to reporting requirement via the QUARTERLY TRANSACTION REPORT (APPENDIX IV) AND ANNUAL HOLDING REPORT (APPENDIX V).

     Please see SECTION 10 ON REPORTING REQUIREMENTS OF ACCESS PERSONS.

(C)  DISCRETIONARY ACCOUNTS

     Access Person does not need prior approval for dealing in any discretionary accounts for which a licensed corporation, broker or other investment manager acting in a similar fiduciary capacity exercises sole investment discretion if all of the following conditions are met:


     o The terms of each account relationship ("Agreement") must be in writing and filed with the Chief Compliance Officer (or his/her designee);

     o Any amendments to each Agreement must be filed with the Chief Compliance Officer (or his/her designee);

     o    That  Access  Person  confirms  to the Chief  Compliance  Officer  (or his/her designee) in writing that at the time such account relationship commences, and annually thereafter, that Access Person does not have direct or indirect influence or control over the account, other than the right to terminate the account;

     o Duplicate copies of monthly or quarterly statements (where applicable) for all transactions effected in the discretionary account must be filed with the Chief Compliance Officer (or his/her designee) simultaneously;

     o Disclosure of such securities in the discretionary account in the QUARTERLY TRANSACTION REPORT (APPENDIX IV) AND ANNUAL HOLDING REPORT (APPENDIX V) to the Chief Compliance Officer (or his/her designee), please see SECTION 10 ON REPORTING REQUIREMENTS OF ACCESS PERSONS; and

     o PRIOR approval needs to be obtained from the Chief Compliance Officer (or his/her designee) if that Access Person requests the discretionary account manager to enter into or refrain from a specific security/transaction or class of securities/transactions.


SECTION 9 - REPORTING REQUIREMENT TO THE BOARD OF FUND (FOR MANDATES WITH JNAM)

(a) The Chief Compliance Officer (or his/her designee) shall formulate and implement such additional, necessary procedures to carry out the provisions of this Code, including the adoption of appropriate reporting forms reasonably designed to provide sufficient information to determine whether any provisions of this Code are violated. Such procedures shall include procedures reasonably necessary to monitor the Securities trading activities of Access Persons after approval of Personal Investment Transactions pursuant to SECTION 4 herein. The Chief Compliance Officer (or his/her designee) shall prepare the following reports to the Board of the
     Fund:

     (i) A quarterly report which shall (i) certify that the Adviser's Code of Ethics (a) meets the requirements of Rule 204A-1 of the Advisers Act and Rule 17j-1 under the 1940 Act, (b) has been previously approved by the Board, (c) applies to the activities of the Access Person as they relate to the Fund, (d) that conditions (a)-(c) have been met at all times during the period covered by the report, and (e) either certify that no violation of the Code of Ethics by any such Access Person has occurred during the period covered by the report, or identify all such violations and describe all material information relating thereto. The report shall be accompanied by appropriate documentation; and

     (ii) Furnish an annual written report to the Fund's Chief Compliance Officer (or his/her designee), that

          o Describes any issues arising under the Adviser's Code of Ethics or procedures since the last report to the Board or Chief Compliance Officer (or his/her designee), of the Fund (as the case may be), including, but not limited to, information about material violations of the Code or procedures and sanctions imposed in response to the material violations; and

          o Certifies that the Adviser has adopted procedures reasonably necessary to prevent access persons from violating its Code of Ethics and to monitor such Access Persons' activities and conduct governed by its Code of Ethics.

(e) REPORTING VIOLATIONS. Any person becoming aware of a violation or an apparent violation of this Code of Ethics shall promptly report such matter to the Chief Compliance Officer (or his/her designee) of the Adviser.


SECTION 10 - REPORTING REQUIREMENTS OF ACCESS PERSONS

(a) APPROVAL FOR THE ESTABLISHMENT OF A BROKERAGE ACCOUNT. When the Access Person is granted permission to deal, it is preferable if he /she does not use the same broker used by PAMS. If he /she must use such a broker, the Access Person may not deal through the sales person or dealer servicing the PAMS account.

     Every Access Person must receive approval from the Chief Compliance Officer (or his/her designee) when opening a personal brokerage account. The Access Person shall:

     (i) Obtain prior approval from the Chief Compliance Officer (or his/her designee) of the intent to open such personal brokerage account;

     (ii) Upon being assigned as an Access Person, complete and submit a (a) "PERSONAL BROKER ACCOUNT AND INITIAL HOLDINGS REPORT" AS SET FORTH IN APPENDIX III AND (B) AUTHORISATION FORM (AS SET FORTH IN APPENDIX VII) authorizing PAMS, where necessary, to request for statements from brokers for all accounts which are dealt /managed by the Access Person.

(b) PERSONAL BROKER ACCOUNT DISCLOSURE AND INITIAL HOLDINGS REPORT. When a director, manager, officer, or employee of the Adviser is designated an Access Person, such newly designated Access Person shall complete and submit to the Chief Compliance Officer (or his/her designee) a "PERSONAL BROKER ACCOUNT DISCLOSURE AND INITIAL HOLDINGS REPORT", attached hereto as APPENDIX III, within ten (10) days of being designated an Access Person. The information contained in the Initial Holdings Report must be current as of a date no more than forty-five (45) days before the report is submitted, and shall include the following information:

     (i) The name and other identifying information of Securities, number of shares and principal amount of each Security in which the Access Person had any direct or indirect beneficial ownership when the person became an Access Person;

     (ii) The name of any broker-dealer, bank, or other financial institution with whom the Access Person maintained an account in which any Securities were held for the direct or indirect benefit of the Access Person as of the date the person became an Access Person; and

     (iii) The date on which the report is submitted by the Access Person.

(c) QUARTERLY TRANSACTION REPORTS. Every Access Person shall complete, sign and submit a "QUARTERLY TRANSACTION REPORT," attached hereto as APPENDIX IV, to the Chief Compliance Officer (or his/her designee) which discloses information with respect to transactions in any Security in which such Access Person has, or by reason of such transaction, acquires, any direct or indirect beneficial ownership in the Security. The Quarterly Transaction Report shall be submitted no later than thirty (30) days after the end of each calendar quarter, whether or not the Access Person opened any account or engaged in any transactions for the quarter. For any transaction in a Security during the quarter in which the Access Person had any direct or indirect beneficial ownership, the Quarterly Transaction Report shall contain the following information:

     (i)  The  date  of  the  transaction,   the  name  and  other   identifying
          information of Securities, interest rate and maturity date (if applicable), the number of shares and the principal amount of the Security involved;

     (ii) The nature of the transaction, i.e., purchase, sale or any other type of acquisition or disposition;

     (iii) The price at which the transaction was effected;

     (iv) The name of the broker-dealer, bank, or other financial institution with or through whom the transaction was effected; and

     (v)  The date that the report is submitted by the Access Person.

     NOTE: IN LIEU OF THE REPORT PROVIDED AS APPENDIX IV, THE ACCESS PERSON MAY PROVIDE COPIES OF MONTHLY OR QUARTERLY BROKERAGE STATEMENTS REFLECTING EQUIVALENT INFORMATION

     NOTE: AT CALENDAR YEAR-END THE ANNUAL HOLDINGS REPORT (SET FORTH HEREIN) MAY SERVE AS THE QUARTERLY TRANSACTION REPORT, PROVIDED THE ANNUAL HOLDINGS REPORT CONTAINS SUCH INFORMATION AND/OR STATEMENTS AS QUARTERLY TRANSACTION REPORT.

(d) ANNUAL HOLDINGS REPORTS. Every Access Person shall complete, sign and submit to the Chief Compliance Officer (or his/her designee) an "ANNUAL HOLDINGS REPORT," attached hereto as APPENDIX V, no later than thirty (30) days following the end of the calendar year. The information contained in the Annual Holdings Report must be current as of a date no more than thirty
     (30) days before the report is submitted (year-end or quarter-end information). The Annual Holdings Report shall contain the following information:

     (i) The name of Securities, number of shares and principal amount of each Security in which the Access Person has any direct or indirect beneficial interest;

     (ii) The name of any broker, dealer or bank with whom the Access Person maintained an account in which any Securities were held for the benefit of the Access Person as of the date when that person became an Access Person; and

     (iii) The date when the Access Person submitted the report.

     NOTE: IN LIEU OF THE REPORT PROVIDED AS APPENDIX V, THE ACCESS PERSON MAY PROVIDE COPIES OF YEAR-END BROKERAGE STATEMENTS REFLECTING EQUIVALENT INFORMATION.

     NOTE: AT CALENDAR YEAR-END THE ANNUAL HOLDINGS REPORT (SET FORTH HEREIN) MAY SERVE AS THE QUARTERLY TRANSACTION REPORT, PROVIDED THE ANNUAL HOLDINGS REPORT CONTAINS SUCH INFORMATION AND/OR STATEMENTS AS QUARTERLY TRANSACTION REPORT.

(e)  ANNUAL  CERTIFICATION.   Each  Access  person  shall  complete  an  "ANNUAL
     CERTIFICATION," attached hereto as APPENDIX VI, certifying, in writing, that such Access person:

     (i)  Has read and understands this Code;

     (ii) Recognizes that he or she is subject thereto;

     (iii) Has complied with all requirements thereof; and

     (iv) Has disclosed or reported all Personal Investment Transactions and Securities holdings required to be disclosed or reported pursuant to the requirements herein.

     NOTE: ANY SUCH REPORTS MAY CONTAIN A STATEMENT THAT THE REPORT SHALL NOT BE CONSTRUED AS AN ADMISSION BY THE PERSON MAKING SUCH REPORT THAT HE OR SHE HAS ANY DIRECT OR INDIRECT BENEFICIAL OWNERSHIP IN THE SECURITY TO WHICH THE REPORT RELATES.


(f) NOTIFICATION OF REPORTING OBLIGATIONS. The Chief Compliance Officer (or his/her designee) will identify all Access Persons of the Adviser who are required to make reports under this Code and inform such persons of their reporting obligations.

(g) CHIEF COMPLIANCE OFFICER. The Chief Compliance Officer or a person designated by the Chief Compliance Officer, shall review the foregoing reports and forms, as well as, the Personal Investment Transactions of the Chief Compliance Officer.

SECTION 11 - SANCTIONS

The Board of the Fund shall review any violation or apparent violation of this Code of Ethics and may adopt and apply whatever sanctions it may determine appropriate in respect of such violation upon prior review and recommendation by the Chief Compliance Officer (or his/her designee).

Such sanctions or penalties may include, but are not limited to: a letter of censure, warnings, fines, and/or suspension or termination of the employment of the violator.

SECTION 12 - CAPITAL MARKETS SERVICES REPRESENTATIVES LICENCEES
PAMS employees holding the Capital Markets Services Representatives Licences issued by the Monetary Authority of Singapore are also required to comply with the regulations set out with the issuance of the licence. Such persons must also be fully familiar and in compliance with the various acts of law, regulations and statutes governing the licence.

In particular, licensed representatives required to maintain an updated Register of Interest in Securities under Section 131 (1) of the Securities and Futures Act.

SECTION 13 - CONSEQUENCES OF NON-COMPLIANCE

If any Employee is unsure about any of the above guidelines, they should seek guidance from their supervisor, the Compliance Officer or one of the Authorising Officers.

The consequences of non-compliance with any of the above rules by an Employee can be severe and may result in their dismissal. PAMS may take any actions as it deems necessary and appropriate, including but not limited to requiring an Employee to reverse a transaction, which is non-compliance with any of the above rules. PAMS will expect that Employee to bear any costs in this situation whilst it is anticipated that this right will be used only in special circumstances.

Additionally, PAMS would impose sanctions on that Employee that PAMS deems appropriate including but not limited to below:

In respect of profits realized from transactions, which are non-compliance with any of the above rules by an Employee, that Employee may be requested to give up such profits for the benefits of affected Funds or other clients. If PAMS cannot determine which Funds or clients were affected, the profits shall be donated to a charity chosen either by that Employee or by PAMS. Failure to disgorge profits when requested do not necessarily violate any laws, but which taken together demonstrate a lack of respect for the above rules, may result in more significant disciplinary action up to and including employment.

SECTION 14 - RECORD MAINTENANCE

(a) RECORDS TO BE MAINTAINED BY THE ADVISER. The Adviser shallmaintain the following records for a period of five (5) years:

     (i) A copy of this Code of Ethics and any Code of Ethics adopted pursuant to Rule 204A-1 under the Advisers Act and Rule 17j-1 under the 1940 Act which within the past five (5) years has been in effect, shall be preserved in an easily accessible place;

     (ii) A record of any violation of this Code of Ethics, and of any action taken as a result of such violation, shall be preserved in an easily accessible place for a period of not less than five (5) years following the end of the fiscal year in which the violation occurs;

    (iii) Any records of written acknowledgments or receipt of the Code and any amendments or supplements thereto;

     (iv) A copy of each report made by an Access person pursuant to this Code of Ethics (including any brokerage confirmation and account statements made or furnished in lieu of such report) shall be preserved for a period of not less than five (5) years from the end of the fiscal year in which it is made, the first two (2) years in an easily accessible place;

     (v) A list of all persons who are, or within the past five (5) years have been, required to make reports pursuant to this Code of Ethics, or who are or were responsible for reviewing these reports, shall be maintained in an easily accessible place;

     (vi) A copy of such prior clearance procedure for securities transactions as the Chief Compliance Officer (or his/her designee) shall from time to time determine and any records of decisions approving Access persons' participation in IPOs or private placements; and

    (vii) Copies of all reports provided to the Board of the Fund concerning the Code, including a copy of each report required by SECTION 9 of this Code.

(b) TIMEFRAME. The Adviser must maintain records of any decisions to approve transactions or trading by Access Persons involving Securities under this Code, for at least five (5) years after the end of the fiscal year in which the approval is granted, the first two (2) years in an easily accessible location.

(b) CONFIDENTIALITY. All reports of Securities transactions and any other information filed with the Adviser pursuant to this Code shall be treated as confidential, except as regards appropriate examinations by representatives of the SEC and reports furnished to the Board of the Fund

APPENDIX I

                                                     TIME STAMP:

===================================================================================================================================
                 PRUDENTIAL ASSET MANAGEMENT (SINGAPORE) LIMITED
===================================================================================================================================
                        APPLICATION TO DEAL IN A SECURITY

STAFF NAME                           NAME OF INVESTOR                    RELATIONSHIP TO STAFF
--------------------------------     -------------------------------     --------------------------------

--------------------------------     -------------------------------     --------------------------------

NAME OF SECURITY                     TYPE (E.G. EQUITIES; FIXED          PURCHASE OR SALE (IF SALE
                                     INCOME  ETC)                        WITHIN 30 DAYS OF PURCHASE,
                                                                         EXPLAIN WHY UNDER "REMARKS")
--------------------------------     -------------------------------     --------------------------------

--------------------------------     -------------------------------     --------------------------------

NUMBER OF SHARES                     APPROXIMATE DOLLAR VALUE            CURRENCY
--------------------------------     -------------------------------     --------------------------------

--------------------------------     -------------------------------     --------------------------------

HEAD OF INVESTMENT                   CENTRAL DEALER                      EQUITY/ FIXED INCOME DEALER
--------------------------------     -------------------------------     --------------------------------

--------------------------------     -------------------------------     --------------------------------
Date:                                Date:                               Date:
--------------------------------     -------------------------------     --------------------------------

COMPLIANCE OFFICER                   SIGNATURE OF STAFF                  DATE CONTRACT NOTE RECEIVED
--------------------------------     -------------------------------     --------------------------------

                                                                         --------------------------------
--------------------------------     -------------------------------     --------------------------------
Date:                                Date:                               Date:
--------------------------------     -------------------------------     --------------------------------
                                                                         --------------------------------

REMARKS (IF ANY)
-------------------------------- --- ------------------------------- --- --------------------------------

-------------------------------- --- ------------------------------- --- --------------------------------

--------------------------------
NB. AUTHORISING OFFICERS -
-------------------------------- --- ------------------------------- --- --------------------------------
IF SPECIAL APPROVAL IS GIVEN
FOR TRADES WITHIN 30-DAY
PERIOD, EXPLAIN WHY AND SIGN
OFF.
-------------------------------- --- ------------------------------- --- --------------------------------

APPENDIX II

                 PRUDENTIAL ASSET MANAGEMENT (SINGAPORE) LIMITED
                          LIST OF AUTHORISING OFFICERS

1) All "Application to Deal in a Security" forms need to be signed off (or approved via e-mail) by the following Authorizing Officers:

     i)   FIRST LEVEL OF AUTHORISATION - INVESTMENT

          a)   If the personal deal is for Asia Pacific  countries (ex Japan and
               Singapore),   authorization  is  required  from  the  authorizing
               officers in the following sequence (in the event of absence):

               o    CIO, Asian Equities or back up fund manager
               o    CIO, Japan Equities or back up fund manager

          b) If the personal deal is for Singapore equities, authorization is required from the authorizing officers in the following sequence (in the event of absence):

               o    Head of Singapore Equities or back up fund manager
               o    Regional CIO or back up fund manager

          c) If the personal deal is for Japan, authorization is required from the authorizing officers in the following sequence (in the event of absence):

               o    CIO, Japan Equities or back up fund manager
               o    CIO, Asian Equities or back up fund manager

          d) If the personal deal is for Asia and G10 Fixed Income instrument, authorization is required from the authorizing officers in the following sequence (in the event of absence):

               o    CIO, Fixed Income and Balanced Funds or back up fund manager
               o    Assistant Director, Fixed Income or back up fund manager

          e) For CIO, Asian Equities / CIO, Japan Equities / Head of Singaporean Equities, authorization is required from the authorizing officers in the following sequence (in the event of absence):

               o    Regional CIO or back up fund manager

          f) For Regional CIO, authorization is required from the authorizing officers in the following sequence (in the event of absence):

               o    CIO, Asian Equities or back up fund manager
               o    CIO,  Japan  Equities  or  back up  fund  manager
               o    Head of Singaporean Equities or back up fund manager

     ii)  SECOND LEVEL OF AUTHORISATION - CENTRAL DEALER /FIXED INCOME DEALER

     ii) THIRD LEVEL OF AUTHORISATION - COMPLIANCE


2)   Authorisation  for Investment in  Prudential/PAMS  funds:

     i)   FIRST LEVEL OF AUTHORISATION - COMPLIANCE

     ii) SECOND LEVEL OF AUTHORISATION - INVESTMENT (ONLY APPLICABLE FOR TRANSACTION AMOUNT EQUAL TO OR MORE THAN SGD100K) in the following sequence (in the event of absence):

               o    CIO, Asian Equities or back up fund manager
               o Head of Singaporean Equities or back up fund manager III) NO APPROVAL FROM DEALER IS REQUIRED

3) Personal Investment Dealing forms will be time stamped by the Central Dealer / Fixed Income Dealer.

 APPENDIX III

               PERSONAL BROKER ACCOUNT AND INITIAL HOLDINGS REPORT


Name:    __________________________    Date of Report: ________________________

Department : ____________________

This Initial Securities Holdings Report must be filed by all Access Persons NO LATER THAN TEN (10) DAYS after such individual becomes an Access Person.

You are required to include in this Report: (1) the name and other identifying information of the Securities, number of shares, and principal amount of all Securities in which you have a direct or indirect beneficial interest, and (2) the name of all brokers, dealers or banks with whom you maintain an account in which any securities were held for your direct or indirect benefit.(3) You should include all accounts in which you have a direct or indirect beneficial ownership interest (unless you have no influence or control over such accounts) and all non-client accounts that you manage or with respect to which you give investment or voting advice.

Please describe all reportable securities holdings and broker accounts on the next page. Copies of confirmation statements may be attached to a signed report in lieu of setting forth the information otherwise required. Use additional copies of this form if necessary.

To the best of my knowledge and belief, the answers set out in this Personal Broker Account and Initial Holdings Report are true and correct.


-----------------------------                     -----------------------------
Signature                                         Date Submitted


-----------------------------------------------------------------

The  undersigned,  _________________________,   in  my  capacity  as  the  Chief
Compliance Officer (or his/her designee), hereby certify receipt of this Initial Holdings Report on the _____ day of ____________, 200__.


-----------------------------
Chief Compliance Officer
(or his/her designee)

REPORTABLE SECURITIES(4)

FOR EACH REPORTABLE SECURITY IN WHICH YOU HAVE A DIRECT OR INDIRECT BENEFICIAL INTEREST, PLEASE LIST THE FOLLOWING INFORMATION FOR SUCH PERSONAL INVESTMENT TRANSACTION(S) IN THE SECURITY(S).

-------------------------- -------------------- ----------------------- ---------------------- -----------------------
   Name of Securities        Title/Type (eg        Name of Investor       Number of Shares        Principal Amount
                            equities, rights
                                 issue)
-------------------------- -------------------- ----------------------- ---------------------- -----------------------
-------------------------- -------------------- ----------------------- ---------------------- -----------------------

-------------------------- -------------------- ----------------------- ---------------------- -----------------------
-------------------------- -------------------- ----------------------- ---------------------- -----------------------

-------------------------- -------------------- ----------------------- ---------------------- -----------------------
-------------------------- -------------------- ----------------------- ---------------------- -----------------------

-------------------------- -------------------- ----------------------- ---------------------- -----------------------
-------------------------- -------------------- ----------------------- ---------------------- -----------------------

-------------------------- -------------------- ----------------------- ---------------------- -----------------------
-------------------------- -------------------- ----------------------- ---------------------- -----------------------

-------------------------- -------------------- ----------------------- ---------------------- -----------------------
-------------------------- -------------------- ----------------------- ---------------------- -----------------------

-------------------------- -------------------- ----------------------- ---------------------- -----------------------
-------------------------- -------------------- ----------------------- ---------------------- -----------------------

-------------------------- -------------------- ----------------------- ---------------------- -----------------------
-------------------------- -------------------- ----------------------- ---------------------- -----------------------

-------------------------- -------------------- ----------------------- ---------------------- -----------------------
-------------------------- -------------------- ----------------------- ---------------------- -----------------------

DO YOUR HOLDINGS INCLUDE:

Securities purchased within the last forty-five (45) days, or the purchase and sale
of Securities within the last forty-five (45) days?                                    Yes  |_|          No  |_|

Private placement or limited offering Securities?                                      Yes  |_|          No  |_|

Any Security purchased in an initial public offering?                                  Yes  |_|          No  |_|


       PLEASE ATTACH ADDITIONAL SHEETS WITH ANY OTHER RELEVANT INFORMATION


IN LIEU OF THIS REPORT, THE ACCESS PERSON MAY PROVIDE COPIES OF MONTHLY OR QUARTERLY BROKERAGE STATEMENTS REFLECTING EQUIVALENT INFORMATION, PROVIDED THE REPORTING PERSON DATES AND INITIALS EACH SUCH STATEMENT.


BROKER ACCOUNT MAINTAINED

FOR EACH BROKER ACCOUNT IN WHICH ANY SECURITIES WERE HELD FOR YOUR DIRECT OR INDIRECT BENEFIT, PLEASE PROVIDE THE FOLLOWING INFORMATION:

============================ =================== ================== ===================================================
Exact Name of                 Name Of             Name of                    Access Person's Relationship To Account:
 Account (As It Appears      Brokerage Firm       Contact/Sales
 On Account Statement)                            Person
---------------------------- ------------------- ------------------ ---------------------------------------------------
---------------------------- ------------------- ------------------ ----------- ----------- --------- -----------------
                                                                           Self       Spouse      Child      Other
                                                                                                         (pls specify)
---------------------------- ------------------- ------------------ ----------- ----------- --------- -----------------
---------------------------- ------------------- ------------------ ----------- ----------- --------- -----------------


---------------------------- ------------------- ------------------ ----------- ----------- --------- -----------------
---------------------------- ------------------- ------------------ ----------- ----------- --------- -----------------


---------------------------- ------------------- ------------------ ----------- ----------- --------- -----------------
---------------------------- ------------------- ------------------ ----------- ----------- --------- -----------------


============================ =================== ================== =========== =========== ========= =================

                                   Appendix IV
                          QUARTERLY TRANSACTIONS REPORT

Name: ______________________    Report for Quarter Ended: _____________________

Department: __________________

This Quarterly Transactions Report must be filed quarterly, within thirty (30) days after the end of each calendar quarter, by all Access Persons. This report should list all accounts opened by the Access Person during the report period in which Securities are held for the direct or indirect benefit of the Access Person.(5) If you are an Access Person, you must file this report whether or not you opened any accounts or had any reportable transactions for the reporting period. Each report must cover all accounts and Securities in which you have a direct or indirect beneficial ownership interest (unless you have no influence or control over such accounts and/or Securities) and all non-client accounts that you manage or with respect to which you give investment or voting advice.

Did you open any accounts in which Securities are held for your direct or indirect benefit during the above quarter?

Yes  |_|                No  |_|

Did you have Beneficial Ownership of any Securities outside of a brokerage account during the above referenced quarter?

Yes  |_|                No  |_|

Did you have any reportable transactions in Securities (including the Jackson Funds) during the above referenced quarter?

Yes  |_|                No  |_|

If you answered "Yes" to any question above, please complete the information on the next page. Copies of confirmation statements may be attached to a signed report in lieu of setting forth the information otherwise required. Use additional copies of this form if necessary.

To the best of my knowledge and belief, the answers set out in this Report are true and correct.


-----------------------------                      -----------------------------
Signature                                          Date Submitted
-----------------------------------------------------

The  undersigned,  _________________________,   in  my  capacity  as  the  Chief
Compliance Officer (or his/her designee), hereby certify receipt of this Quarterly Transactions Report on the _____ day of ____________, 200__.

-----------------------------
Chief Compliance Officer
(or his/her designee)

REPORTABLE SECURITIES AND  BROKER ACCOUNTS(6)

FOR EACH NEW BROKER ACCOUNT FOR THE REPORT PERIOD IN WHICH ANY SECURITIES WERE HELD FOR YOUR DIRECT OR INDIRECT BENEFIT, PLEASE PROVIDE THE FOLLOWING
INFORMATION:

============================ ================== ================ ================= =================================================
Name of Account Holder        Name Of            Name of          Date Account             Access Person's Relationship To Account:
 (As It Appears On           Brokerage Firm      Contact/Sales    Opened
 Account Statement)                              Person
---------------------------- ------------------ ---------------- ----------------- -------------------------------------------------
---------------------------- ------------------ ---------------- ----------------- ----------- ---------- ---------- ---------------
                                                                                          Self       Spouse     Child     Other
                                                                                                                      (pls specify)
---------------------------- ------------------ ---------------- ----------------- ----------- ---------- ---------- ---------------
---------------------------- ------------------ ---------------- ----------------- ----------- ---------- ---------- ---------------


---------------------------- ------------------ ---------------- ----------------- ----------- ---------- ---------- ---------------
---------------------------- ------------------ ---------------- ----------------- ----------- ---------- ---------- ---------------


---------------------------- ------------------ ---------------- ----------------- ----------- ---------- ---------- ---------------
---------------------------- ------------------ ---------------- ----------------- ----------- ---------- ---------- ---------------


============================ ================== ================ ================= =========== ========== ========== ===============


FOR EACH NEW REPORTABLE SECURITY(S) FOR THE QUARTERLY REPORT IN WHICH YOU HAVE A
DIRECT OR INDIRECT BENEFICIAL  INTEREST,  PLEASE LIST THE FOLLOWING  INFORMATION
FOR SUCH PERSONAL INVESTMENT TRANSACTION(S) IN THE SECURITY(S).

--------------------- -------------- ------------------ ------------ ------------- ----------------- --------- -------- -----------
  Name of Securities   Title/Type     Name of Investor   Purchase      Date of      Interest Rate    Price of  Number    Principal
                           (eg                            or Sale    Transaction     and Maturity    Security of Shares   Amount
                        equities/                                                  (if applicable)
                      rights issue)
--------------------- -------------- ------------------ ------------ ------------- ----------------- --------- -------- -----------
--------------------- -------------- ------------------ ------------ ------------- ----------------- --------- -------- -----------

--------------------- -------------- ------------------ ------------ ------------- ----------------- --------- -------- -----------
--------------------- -------------- ------------------ ------------ ------------- ----------------- --------- -------- -----------

--------------------- -------------- ------------------ ------------ ------------- ----------------- --------- -------- -----------
--------------------- -------------- ------------------ ------------ ------------- ----------------- --------- -------- -----------

--------------------- -------------- ------------------ ------------ ------------- ----------------- --------- -------- -----------
--------------------- -------------- ------------------ ------------ ------------- ----------------- --------- -------- -----------

--------------------- -------------- ------------------ ------------ ------------- ----------------- --------- -------- -----------
--------------------- -------------- ------------------ ------------ ------------- ----------------- --------- -------- -----------

--------------------- -------------- ------------------ ------------ ------------- ----------------- --------- -------- -----------
--------------------- -------------- ------------------ ------------ ------------- ----------------- --------- -------- -----------

--------------------- -------------- ------------------ ------------ ------------- ----------------- --------- -------- -----------
--------------------- -------------- ------------------ ------------ ------------- ----------------- --------- -------- -----------

--------------------- -------------- ------------------ ------------ ------------- ----------------- --------- -------- -----------
--------------------- -------------- ------------------ ------------ ------------- ----------------- --------- -------- -----------

DO YOUR HOLDINGS INCLUDE:

Securities purchased within the last thirty (30) days, or the purchase and sale of
Securities within the last thirty (30) days?                                           Yes  |_|          No  |_|

Private placement or limited offering Securities?                                      Yes  |_|          No  |_|

Any Security purchased in an initial public offering?                                  Yes  |_|          No  |_|


       PLEASE ATTACH ADDITIONAL SHEETS WITH ANY OTHER RELEVANT INFORMATION


IN LIEU OF THIS PAGE OF THE REPORT, THE ACCESS PERSON MAY PROVIDE COPIES OF MONTHLY OR QUARTERLY BROKERAGE STATEMENTS REFLECTING EQUIVALENT INFORMATION, PROVIDED THE REPORTING PERSON DATES AND INITIALS EACH SUCH STATEMENT.

                                   APPENDIX V
                     ANNUAL (AND QUARTERLY) HOLDINGS REPORT

Name:    __________________________     Date of Report: ________________________

This Annual (and Quarterly) Securities Holdings Report must be filed by all Access Persons within thirty (30) days following the end of the calendar year, and the information contained in this report must be current as of a date no more than thirty (30) days before the report is submitted.

Did you open, and/or did you have any accounts in which Securities(7) are held for your direct or indirect benefit during the above referenced calendar year?

Yes  |_|                No  |_|

Did you have Beneficial Ownership of any Securities outside of a brokerage account during the above referenced calendar year?

Yes  |_|                No  |_|

Did you have any reportable transactions in Securities (including Jackson Funds) during the calendar quarter (quarter and year ended December 31st)?

Yes  |_|                No  |_|

If you answered "Yes" to either question above, please complete the information on the next page. Copies of brokerage account statements may be attached to a signed report in lieu of setting forth the information otherwise required. Use additional copies of this form if necessary.

To the best of my knowledge and belief, the answers set out in this Annual (and Quarterly) Holdings Report are true and correct.


-----------------------------                      -----------------------------
Signature                                          Date Submitted

----------------------------------------

The  undersigned,  _________________________,   in  my  capacity  as  the  Chief
Compliance Officer (or his/her designee), hereby certify receipt of this Annual and Quarterly Holdings Report on the _____ day of ____________, 200__.

-----------------------------
Chief Compliance Officer
(or his/her designee)

REPORTABLE SECURITIES AND ACCOUNTS(8)

NEW BROKER ACCOUNTS FOR THE YEAR :
FOR EACH NEW BROKER ACCOUNT OPENED FOR THE YEAR IN WHICH ANY SECURITIES WERE HELD FOR YOUR DIRECT OR INDIRECT BENEFIT, PLEASE PROVIDE THE FOLLOWING
INFORMATION:

============================ ================== ================ ================= =================================================
Name of Account Holder        Name Of            Name of          Date Account             Access Person's Relationship To Account:
 (As It Appears On           Brokerage Firm      Contact/Sales    Opened
 Account Statement)                              Person
---------------------------- ------------------ ---------------- ----------------- -------------------------------------------------
---------------------------- ------------------ ---------------- ----------------- ----------- ---------- ---------- ---------------
                                                                                          Self       Spouse     Child      Other
                                                                                                                       (pls specify)
---------------------------- ------------------ ---------------- ----------------- ----------- ---------- ---------- ---------------
---------------------------- ------------------ ---------------- ----------------- ----------- ---------- ---------- ---------------


---------------------------- ------------------ ---------------- ----------------- ----------- ---------- ---------- ---------------
---------------------------- ------------------ ---------------- ----------------- ----------- ---------- ---------- ---------------


---------------------------- ------------------ ---------------- ----------------- ----------- ---------- ---------- ---------------
---------------------------- ------------------ ---------------- ----------------- ----------- ---------- ---------- ---------------


============================ ================== ================ ================= =========== ========== ========== ===============
4TH QUARTER TRANSACTION REPORT:
FOR EACH NEW REPORTABLE SECURITY(S) FOR THE QUARTERLY REPORT IN WHICH YOU HAVE A
DIRECT OR INDIRECT BENEFICIAL  INTEREST,  PLEASE LIST THE FOLLOWING  INFORMATION
FOR SUCH PERSONAL INVESTMENT TRANSACTION(S) IN THE SECURITY(S).

-------------------- -------------- ------------------ ------------ ----------- ----------------- ----------- ---------- -----------
  Name of Securities  Title/Type     Name of Investor   Purchase      Date of    Interest Rate    Price of    Number      Principal
                          (eg                            or Sale    Transaction   and Maturity     Security   of Shares     Amount
                       equities/                                                (if applicable)
                     rights issue)
-------------------- -------------- ------------------ ------------ ----------- ----------------- ----------- ---------- -----------
-------------------- -------------- ------------------ ------------ ----------- ----------------- ----------- ---------- -----------

-------------------- -------------- ------------------ ------------ ----------- ----------------- ----------- ---------- -----------
-------------------- -------------- ------------------ ------------ ----------- ----------------- ----------- ---------- -----------

-------------------- -------------- ------------------ ------------ ----------- ----------------- ----------- ---------- -----------
-------------------- -------------- ------------------ ------------ ----------- ----------------- ----------- ---------- -----------

-------------------- -------------- ------------------ ------------ ----------- ----------------- ----------- ---------- -----------
-------------------- -------------- ------------------ ------------ ----------- ----------------- ----------- ---------- -----------

-------------------- -------------- ------------------ ------------ ----------- ----------------- ----------- ---------- -----------
-------------------- -------------- ------------------ ------------ ----------- ----------------- ----------- ---------- -----------

-------------------- -------------- ------------------ ------------ ----------- ----------------- ----------- ---------- -----------
-------------------- -------------- ------------------ ------------ ----------- ----------------- ----------- ---------- -----------

-------------------- -------------- ------------------ ------------ ----------- ----------------- ----------- ---------- -----------
-------------------- -------------- ------------------ ------------ ----------- ----------------- ----------- ---------- -----------

SECURITIES HOLDING REPORT FOR THE YEAR :
FOR EACH  REPORTABLE  SECURITY  FOR THE YEAR [ ] IN WHICH  YOU HAVE A DIRECT  OR
INDIRECT BENEFICIAL INTEREST, PLEASE LIST THE PROVIDE THE FOLLOWING INFORMATION:

-------------------------- -------------------- ----------------------- ---------------------- -----------------------
   Name of Securities        Title/Type (eg        Name of Investor       Number of Shares        Principal Amount
                            equities/ rights
                                 issue)
-------------------------- -------------------- ----------------------- ---------------------- -----------------------
-------------------------- -------------------- ----------------------- ---------------------- -----------------------

-------------------------- -------------------- ----------------------- ---------------------- -----------------------
-------------------------- -------------------- ----------------------- ---------------------- -----------------------

-------------------------- -------------------- ----------------------- ---------------------- -----------------------
-------------------------- -------------------- ----------------------- ---------------------- -----------------------

-------------------------- -------------------- ----------------------- ---------------------- -----------------------
-------------------------- -------------------- ----------------------- ---------------------- -----------------------

-------------------------- -------------------- ----------------------- ---------------------- -----------------------
-------------------------- -------------------- ----------------------- ---------------------- -----------------------

-------------------------- -------------------- ----------------------- ---------------------- -----------------------
-------------------------- -------------------- ----------------------- ---------------------- -----------------------

-------------------------- -------------------- ----------------------- ---------------------- -----------------------
-------------------------- -------------------- ----------------------- ---------------------- -----------------------

-------------------------- -------------------- ----------------------- ---------------------- -----------------------
-------------------------- -------------------- ----------------------- ---------------------- -----------------------

DO YOUR HOLDINGS INCLUDE:

Securities purchased within the last thirty (30) days, or the purchase and sale of
Securities within the last thirty (30) days?                                           Yes  |_|          No  |_|

Securities  purchased within the last calendar  quarter,  or the purchase and sale of
Securities within the last calendar quarter                                            Yes  |_|          No  |_|
?
Private placement or limited offering Securities?                                      Yes  |_|          No  |_|

Any Security purchased in an initial public offering?                                  Yes  |_|          No  |_|


       PLEASE ATTACH ADDITIONAL SHEETS WITH ANY OTHER RELEVANT INFORMATION

IN LIEU OF THIS REPORT, THE ACCESS PERSON MAY PROVIDE COPIES OF BROKERAGE STATEMENTS REFLECTING EQUIVALENT INFORMATION, PROVIDED THE REPORTING PERSON DATES AND INITIALS SUCH STATEMENTS.

APPENDIX VI

                      INITIAL AND ANNUAL CERTIFICATION FORM

Access Persons shall complete this Initial and Annual Certification Form, upon the initial receipt and review of the Code of Ethics, and on an annual basis.

I hereby certify that: (i) I have read and understand this Code of Ethics; (ii) I recognize that I am subject to this Code of Ethics; (iii) I have complied with all requirements thereof; and (iv) I have disclosed or reported all brokerage accounts, Personal Investment Transactions, and Securities holdings required to be disclosed or reported pursuant to the requirements herein.


Signed: _______________________________

Name: _________________________________

Date: _________________________________


--------------------------------------------------------------------------------

The  undersigned,  in my  capacity  as  Chief  Compliance  Officer  (or  his/her
designee)   hereby   certify  the   receipt  of  this  Code  of  Ethics   Annual
Certification.

Signed: _______________________________

Title: ________________________________

Date: _________________________________

APPENDIX VII

TO WHOM MAY IT CONCERN


PURSUANT TO THE PRUDENTIAL ASSET MANAGEMENT (SINGAPORE) LIMITED - CODE OF ETHICS DATED [ ] I HEREBY AUTHORISE PRUDENTIAL ASSET MANAGEMENT (SINGAPORE) LIMITED TO REQUEST FOR STATEMENTS FROM BROKERS FOR ALL ACCOUNTS WHICH ARE DEALT /MANAGED BY ME FOR THE PERIOD UNDER EMPLOYMENT WITH THE COMPANY.



NAME ..........................................................................


POSITION ......................................................................


SIGNATURE......................................................................


DATE...........................................................................

APPENDIX VIII

Prohibited Securities and Personal Investment Transactions:

     o Short-Term Trading (thirty (30) day round trip) except for money market funds including Cash Fund
     o    Short sales

Securities   Transactions   Requiring   Pre-Clearance  and  Reporting  (Complete
Pre-Clearance Form, Verify Holdings Reports, and deliver Brokerage Statements and Confirms):

     o All classes of shares (e.g. ordinary, preference, non-voting, ADRs, GDRs, dual listed shares)
     o Fixed Income securities and Debentures (including convertible notes and all variants) - all Asian and G10 currency bonds)
     o    Public securities (i.e. securities of any local or public authority)
     o    Warrants to subscribe for the above 3 securities
     o    Options (over the counter and exchange traded)
     o    Any type of futures transaction on any investment security
     o    Investment trust listed on an Exchange
     o    Any unquoted or unlisted securities
     o    Purchase or sale of an IPO
     o Purchase or sale of a Private Placement or Limited Offering (including non Asia Pacific investment)
     o    Purchase or sale of Prudential plc
     o    Purchase or sales of Prudential/PAMS funds (except for Cash Fund)


Securities Transactions Subject to Reporting Requirements BUT NOT Subject to Pre-Clearance Requirements (Verify Holdings Reports, Brokerage Statements, and Confirms):

     o non Asia Pacific investment (PRIOR APPROVAL is still required for (i) dealing in G10 currency securities except for related government securities; and (ii) Investments in ADRs, GDRs, and other derivative instruments linked to Asia Pacific securities and/or having exposure to underlying Asia Pacific securities
     o Purchases or sales of Securities that are non-volitional on the part of the Access Person (i.e. dividend stock distribution, or stock split)
     o Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its Securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired
     o    Purchases or sales of ETFs or closed-end funds
     o    Purchase or sale of Cash Fund
     o Purchase or sale of a variable product offered by Jackson (i.e. Jackson Variable Annuity)
     o    Purchase or sale of a Jackson Fund (Reportable Fund)
     o    Discretionary account

Securities Transaction NOT Subject to Pre-Clearance and Reporting:

     o Purchase or sale of shares of registered open-end investment companies or unit investment trust (i.e., unit trusts) that are unaffiliated with the Fund or the Adviser
     o Purchase or sale of shares of unaffiliated money market funds or money market instruments as may be designated by the Chief Compliance Officer

APPENDIX IX

                                 CODE OF ETHICS


                               SUPERVISED PERSONS


                                [GRAPHIC OMITTED]


                                     ACCESS
                                     PERSONS


ACCESS PERSONS -Includes directors, managers, officers, employees, and those who obtain (have "access" to) information about the Fund's purchase or sale of Securities and/or portfolio holdings in the course of their normal work. Everyone who is subject to the Code of Ethics is an Access Person, and every Access Person is subject to the Code of Ethics.

SUPERVISED PERSONS - Includes directors, officers, trustees, managers, and employees of the Adviser, and any other person who provides advice on behalf of the Adviser and is subject to the Adviser's supervision and control



(1) For the purpose of the Fund, the term "Shareholder" shall be deemed to include owners of variable annuity contracts and variable life insurance policies funded through separate accounts investing in the Fund.

(2) "U.S. Federal Securities Laws" is generally understood to include the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Sarbanes-Oxley Act of 2002, the 1940 Act, the Advisers Act, Title V of the Gramm-Leach-Bliley Act, any rules adopted by the SEC under any of these statutes, the Bank Secrecy Act as it applies to funds and investment advisers, and any rules adopted thereunder by the SEC or the Department of the Treasury.

(3)  The terms "Access Person" and "Security" are defined in the Code of Ethics.

(4) This Report shall not be construed as an admission by the person making such Report that he/she has any direct or indirect beneficial interest in the security or securities to which the Report relates.

(5)  The terms "Access Person" and "Security" are defined in the Code of Ethics.

(6) This Report shall not be construed as an admission by the person making such Report that he/she has any direct or indirect beneficial interest in the security or securities to which the Report relates.

(7)  The terms "Access Person" and "Security" are defined in the Code of Ethics.

(8) This Report shall not be construed as an admission by the person making such Report that he/she has any direct or indirect beneficial interest in the security or securities to which the Report relates.